UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			1-16463		13-4004153
(State or other jurisdiction of incorporation)			(Commission File Number)		(I.R.S. Employer Identification No.)

701 Market Street,	St. Louis,	Missouri			63101-1826
(Address of principal executive offices)					(Zip Code)

Registrant's telephone number, including area code:				(314)	342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐			Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐			Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐			Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐			Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

Based on recent events, Peabody Energy Corporation (the “Company” or “Peabody”) has determined that sales volume from the Centurion Mine is expected to be below prior expectations for the first quarter of 2026. The mine is expected to deliver approximately 250,000 tons in the first quarter, based on greater-than-anticipated mine commissioning challenges.

Full-year 2026 metallurgical coal volume targets remain unchanged at 10.3-11.3 million tons.

The Company will report its full first quarter results on May 5, 2026.

Interested participants may access the call using the following phone numbers:
U.S. Toll Free: 1 833 816 1387
Canada Toll Free: 1 855 669 9657
International Toll: 1 412 317 0480

The call will also be webcast and accessible via the Company’s homepage at www.peabodyenergy.com. Following the live event, a replay will be available on the site. Information on our website is not considered part of this Current Report on Form 8-K.

Peabody’s first quarter 2026 earnings release will be distributed via PR Newswire before the market opens on May 5 and will be posted to the company’s website at that time.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “should,” “goal,” “could” or “may” or other similar expressions. Forward-looking statements provide management’s or the Board’s current expectations or predictions of future conditions, events, or results. All statements that address operating performance, events, or developments that may occur in the future are forward-looking statements. All forward-looking statements speak only as of the date they are made and reflect the Company’s good faith beliefs, assumptions, and expectations, but they are not guarantees of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond the Company’s control, that are described in the Company’s periodic reports filed with the SEC including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and other factors that the Company may describe from time to time in other filings with the SEC. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

March 30, 2026	By: /s/ Scott T. Jarboe
Name: Scott T. Jarboe
Title: Chief Administrative Officer and Corporate Secretary

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